UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): December 7, 2007

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

Maryland                                   1-13648           13-257-8432
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)

                       P.O. Box 600, New Hampton, NY 10958
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 326-5600

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On December 7, 2007, Balchem Corporation (the (Company") issued a press release announcing a dividend declared by the Company's Board of Directors on December 5, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01 OTHER EVENTS.

(c)  Exhibits

Exhibit 99.1      Press Release of Balchem Corporation dated December 7, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BALCHEM CORPORATION


                                                     By:/s/ Dino A. Rossi
                                                     ---------------------------
                                                     Dino A. Rossi, President &
                                                     Chief Executive Officer

Dated: December 10, 2007

                                  Exhibit Index


Exhibit Number      Description
--------------      -----------


99.1                Press Release of Balchem Corporation dated December 7, 2007.